Schedule of Investments January 31, 2021 (Unaudited)

Jackson Square SMID-Cap Growth Fund

Description	Shares	Value
COMMON STOCKS - 94.2%
Communication Services - 7.4%
Liberty Broadband - Class C*	315,861	$46,131,499
New York Times - Class A	2,072,298	102,765,258
		148,896,757
Consumer Discretionary - 11.8%
Farfetch - Class A*	782,342	47,910,624
Five Below*	202,431	35,573,200
Papa John's International	723,567	74,006,433
Stitch Fix - Class A*	387,874	37,018,694
Wyndham Hotels & Resorts	752,558	43,776,299
		238,285,250
Consumer Staples - 5.5%
Grocery Outlet Holding*	2,591,970	110,651,199
Financials - 1.5%
Carlyle Group	916,753	29,583,619
Health Care - 27.7%#
1Life Healthcare*	136,859	6,925,065
ABIOMED*	163,136	56,812,112
Bio-Techne	268,627	87,279,598
HealthEquity*	1,436,523	120,021,497
iRhythm Technologies*	207,523	34,951,024
Nevro*	336,840	54,497,344
Pacific Biosciences of California*	3,131,121	101,291,764
Tandem Diabetes Care*	1,038,224	96,191,454
		557,969,858
Industrials - 6.3%
Graco	643,153	44,338,968
Lyft - Class A*	1,841,260	81,862,419
		126,201,387
Information Technology - 30.8%^
Anaplan*	732,287	48,843,543
Bill.com Holdings*	356,596	43,461,920
Dolby Laboratories - Class A	793,993	69,895,204
Elastic*	537,855	81,732,446
Fiverr International*	214,056	44,204,704
Guidewire Software*	485,036	55,653,031
LiveRamp Holdings*	1,157,391	87,626,073
SailPoint Technologies Holding*	1,075,042	59,460,573
Varonis Systems*	403,519	71,330,054
Wix.com*	233,463	57,677,034
		619,884,582
Real Estate - 3.2%
Equity Commonwealth - REIT	895,447	25,529,194
Redfin*	536,500	38,204,165
		63,733,359
TOTAL COMMON STOCKS
(Cost $1,240,202,863)		1,895,206,011

SHORT-TERM INVESTMENT - 6.4%
Money Market Deposit Account - 6.4%
U.S. Bank N.A., 0.00% (a)
Total Money Market Deposit Account	129,313,360	129,313,360
TOTAL SHORT-TERM INVESTMENT
(Cost $129,313,360)		129,313,360

Total Investments - 100.6%
(Cost $1,369,516,223)		2,024,519,371
Liabilities in Excess of Other Assets - (0.6)%		(12,290,542)
Total Net Assets - 100.0%		$2,012,228,829

*	Non-income producing security.
#
As of January 31, 2021, the Fund has a significant portion of its assets invested in this sector and therefore is subject to additional risks. The health care sector is subject to risks such as litigation, intellectual property issues, competition, government regulation, product approval or rejection and product obsolescence.

^
As of January 31, 2021, the Fund has a significant portion of its assets invested in this sector and therefore is subject to additional risks. The information technology sector may be more sensitive to changes in domestic and international competition, economic cycles, financial resources, personnel availability, rapid innvoation and intellectual property issues.

(a)
The Money Market Deposit Account (the "MMDA") is a short-term investment vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on conditions and may change daily and by any amount. The rate shown is as of January 31, 2021.

REIT - Real Estate Investment Trust

The Global Industry Classification Standard (GICS®) was developed by and/or is the exclusive property of MSCI, Inc. ("MSCI") and Standard & Poor's Financial Services LLC ("S&P").  GICS® is a service mark of MSCI and S&P and has been licensed for use.

Summary of Fair Value Exposure

The Fund has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion in changes in valuation techniques and related inputs during the period and expanded disclosure of valuation Levels for major security types. These inputs are summarized in the three broad Levels listed below:

Level 1- Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's securities as of January 31, 2021:
	Level 1	Level 2	Level 3	Total
Common Stocks	$1,895,206,011	$-	$-	$1,895,206,011
Short-Term Investment	129,313,360	–	–	129,313,360
Total Investments	$2,024,519,371	$-	$-	$2,024,519,371

Refer to the Schedule of Investments for further information on the classification of investments.